EXHIBIT 99.2

U.S. CONCRETE, INC.
LETTER OF TRANSMITTAL & CONSENT
to Tender 9.5% Convertible Secured Notes due 2015
CUSIP Nos. 90333LAE2 and 90333LAF9
(the “Convertible Notes”)
and
to Deliver Consents to Amend the Indenture dated as of August 31, 2010 and related documents
Pursuant to the Prospectus dated February 6, 2013
The Exchange and Information Agent for the Exchange Offer and Consent Solicitation is:
Global Bondholder Services Corporation
By Mail, By Hand or By Overnight Delivery:
65 Broadway – Suite 404
New York, New York 10006
Attention: Corporate Actions

By Facsimile Transmission: (for eligible institutions only) (212) 430-3775/3779 Attn: Corporate Actions	For Confirmation By Telephone: (212) 430-3774

The Exchange Offer and Consent Solicitation and withdrawal rights will expire at 5:00 pm, New York City time, on March 15, 2013, unless extended by U.S. Concrete, Inc. (such time and date, as the same may be extended, the “Expiration Date”). Tendered Convertible Notes may be withdrawn and the related Consents may be revoked at any time prior to the Expiration Date, but not thereafter. Holders of Convertible Notes (each a “Holder”) who desire to tender their Convertible Notes pursuant to the Exchange Offer must consent to the Amendments (as such term is defined in the Prospectus defined below) and Holders may not deliver Consents without tendering the related Convertible Notes.

Delivery of this Letter of Transmittal & Consent (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.
Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus, dated February 6, 2013 (as the same may be amended or supplemented from time to time, the “Prospectus”) of U.S. Concrete, Inc., a Delaware corporation (“U.S. Concrete” or the “Company”).
This Letter of Transmittal is to be completed by a Holder desiring to tender Convertible Notes and deliver Consents unless such Holder is executing the tender and delivering a Consent through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering Convertible Notes and delivering Consents through ATOP.
For a description of certain procedures to be followed in order to tender Convertible Notes (through ATOP or otherwise), see “The Exchange Offer and Consent Solicitation—Procedures for Tendering Convertible Notes and Delivering Consents” in the Prospectus and the instructions to this Letter of Transmittal.
Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the exchange and information agent for the Exchange Offer (the “Exchange and Information Agent”), at its address and telephone numbers listed on the back cover page of this Letter of Transmittal.

NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS OR THE EXCHANGE AND INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF CONVERTIBLE NOTES AS TO WHETHER TO TENDER ANY CONVERTIBLE NOTES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS OR THE EXCHANGE AND INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE PROSPECTUS OR IN THIS LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS OR THE EXCHANGE AND INFORMATION AGENT.
TENDERS OF CONVERTIBLE NOTES PURSUANT TO THIS LETTER OF TRANSMITTAL (OR TENDERING THROUGH ATOP) ON OR PRIOR TO THE EXPIRATION DATE WILL BE CONSIDERED DELIVERY OF THE CONSENT OF THE HOLDER TO THE AMENDMENTS DESCRIBED IN THE PROSPECTUS. ANY TENDERS MADE AND NOT WITHDRAWN (AND CONSENTS DEEMED DELIVERED AND NOT REVOKED) ON OR PRIOR TO THE EXPIRATION DATE MAY NOT BE WITHDRAWN (AND MAY NOT BE REVOKED) AFTER THE EXPIRATION DATE.
THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF CONVERTIBLE NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR CONVERTIBLE NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER CONVERTIBLE NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

TENDER OF CONVERTIBLE NOTES AND CONSENT TO AMENDMENTS
☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED CONVERTIBLE NOTES ARE ENCLOSED HEREWITH.
☐ CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AND INFORMATION AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:
Date Tendered:

List below the Convertible Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. The Convertible Notes may be tendered and Consents may be delivered only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES
9.5% Convertible Secured Notes due 2015 CUSIP No. 90333LAE2
Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Convertible Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given **

Total Principal Amount:
* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Convertible Notes described above is being tendered and a Consent with respect thereto is being given. A tendering Holder is required to consent to the Amendments with respect to all Convertible Notes tendered by such Holder. Only Holders may validly tender their Convertible Notes and deliver their Consents pursuant to the Exchange Offer and Consent Solicitation.

If not already printed above, the name(s) and address(es) of the registered holder(s) (each a “Record Holder”) should be printed exactly as they appear on the certificate(s) representing Convertible Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Convertible Notes.
The Exchange Offer and Consent Solicitation are not being made to, and neither tenders of Convertible Notes nor the delivery of Consents will be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Exchange Offer or the Consent Solicitation would not be in compliance with the laws of such jurisdiction.
THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF CONVERTIBLE NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE AMENDMENTS TO THE INDENTURE WITH RESPECT TO THE CONVERTIBLE NOTES SO TENDERED.

List below the Convertible Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. The Convertible Notes may be tendered and Consents may be delivered only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES
9.5% Convertible Secured Notes due 2015 CUSIP No. 90333LAF9
Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Convertible Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given **

Total Principal Amount:
* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Convertible Notes described above is being tendered and a Consent with respect thereto is being given. A tendering Holder is required to consent to the Amendments with respect to all Convertible Notes tendered by such Holder. Only Holders may validly tender their Convertible Notes and deliver their Consents pursuant to the Exchange Offer and Consent Solicitation.

If not already printed above, the name(s) and address(es) of the registered holder(s) (each a “Record Holder”) should be printed exactly as they appear on the certificate(s) representing Convertible Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Convertible Notes.
The Exchange Offer and Consent Solicitation are not being made to, and neither tenders of Convertible Notes nor the delivery of Consents will be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Exchange Offer or the Consent Solicitation would not be in compliance with the laws of such jurisdiction.
THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF CONVERTIBLE NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE AMENDMENTS TO THE INDENTURE WITH RESPECT TO THE CONVERTIBLE NOTES SO TENDERED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
The undersigned hereby tenders to U.S. Concrete, Inc., a Delaware corporation (the “Company”), upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Prospectus (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Convertible Notes indicated in the table above under the caption heading “Description of Notes” under the column heading “Principal Amount Tendered and as to which Consents are Given” within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Convertible Notes described in such table). The undersigned represents and warrants that the undersigned agrees to all of the terms and conditions herein and therein.
Upon the terms and subject to the conditions of the Prospectus, the undersigned hereby consents (a “Consent”) to the Amendments described in the Prospectus, including the amendments to the Indenture (the “Indenture”), dated as of August 31, 2010, by and among the Company, the guarantors and U.S. Bank National Association, as trustee (the “Trustee”), the Convertible Notes, the Intercreditor Agreement and the Old Convertible Note Security Documents described in the Prospectus, and to the execution and delivery of a supplemental indenture (the “Supplemental Indenture”) and other documents effecting the Amendments. The undersigned acknowledges and agrees that the tender of Convertible Notes made hereby may not be withdrawn, and the delivery of any Consents granted hereby may not be revoked, except in accordance with the procedures and conditions for withdrawal or revocation set forth in the Prospectus.
Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby:

•	sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Convertible Notes tendered hereby;

•
delivers such Holder’s Consent to the Amendments, as such term is defined in the Prospectus, and to the execution and delivery of the Supplemental Indenture and amendments to the Intercreditor Agreement and the Old Convertible Note Security Documents; and

•
irrevocably constitutes and appoints the Exchange and Information Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange and Information Agent also acts as the agent of the Company) with respect to such Convertible Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•
present such Convertible Notes and all evidences of transfer and authenticity to, or transfer ownership of such Convertible Notes on the account books maintained by DTC to, or upon the order of, the Company;

•	present such Convertible Notes for transfer of ownership on the books of the Company;

•	receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes; and

•
deliver to the Company and the Trustee this Letter of Transmittal as evidence of the undersigned’s Consent to the Amendments and to the execution and delivery of the Supplemental Indenture and other documents effecting the Amendments as certification that the Consents to the Amendments duly executed by Holders have been received;

all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Prospectus.

Tenders of Convertible Notes may be withdrawn and the related Consents may be revoked only by written notice of withdrawal or revocation received by the Exchange and Information Agent prior to the Expiration Date pursuant to the terms of the Prospectus.
If the undersigned is not the Record Holder of the Convertible Notes listed in the box above under the caption “Description of Notes” under the column heading “Principal Amount Tendered and as to which Consents are Given” or such Record Holder’s legal representative or attorney-in-fact (or, in the case of Convertible Notes held through DTC, the DTC participant for whose account such Convertible Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Consent in respect of such Convertible Notes on behalf of the Record Holder thereof, and such proxy is being delivered with this Letter of Transmittal.
The undersigned acknowledges and agrees that a tender of Convertible Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and an acceptance of such Convertible Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Prospectus and this Letter of Transmittal. The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides its Consent, with respect to the principal amount of Convertible Notes tendered hereby (or tendered through ATOP), to the Amendments and to the execution and delivery of the Supplemental Indenture and other documents effectuating the Amendments. In so doing, the undersigned recognizes that the Amendments will eliminate substantially all of the restrictive covenants and certain of the event of default provisions, and modify or eliminate certain other provisions, contained in the Indenture, the Convertible Notes and related documents, and provide for a release of all of the collateral securing the Convertible Notes, and increase the ABL Cap Amount under the Intercreditor Agreement, which will increase the amount of Revolving Facility Obligations that are entitled to the benefit of a first-priority lien in certain collateral. The undersigned understands that any Consent provided hereby shall remain in full force and effect unless and until such Consent is validly revoked in accordance with the procedure set forth in the Prospectus, or unless the Exchange Offer is not completed and the Company does not accept for payment Convertible Notes pursuant to the Exchange Offer as described in the Prospectus. The undersigned further understands that any tenders of Convertible Notes and any related Consents will not be revocable and may not be withdrawn after the Expiration Date. The Company intends to execute and deliver the Supplemental Indenture on or as soon as practicable after the Expiration Date, assuming receipt of Consents in respect of at least 66 2/3% of the outstanding principal amount of Convertible Notes not held by affiliates. The Supplemental Indenture and other documents effectuating the Amendments will become effective when Convertible Notes are accepted for exchange pursuant to the Exchange Offer and immediately before the exchange of such Convertible Notes for New Senior Notes.
The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which the Company may, subject to the terms and conditions of the Exchange and Consent Agreements, waive), the Company may not be required to accept for exchange any of the Convertible Notes tendered. Any Convertible Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Issuance/Delivery Instructions.”
The undersigned hereby represents and warrants and covenants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby and to deliver the Consents contained herein;

•
when such tendered Convertible Notes are accepted for exchange and exchange for New Senior Notes by the Company pursuant to the Exchange Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

•
the undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange and Information Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby, to perfect the undersigned’s Consent to the Amendments or to complete the execution and delivery of the Supplemental Indenture and other documents containing the Amendments.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Convertible Notes.
In consideration for the exchange of the Convertible Notes pursuant to the Exchange Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company and its subsidiaries and their former, current or future directors, officers, employees, agents, attorneys, members, managers, partners, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Exchange Offer and Consent Solicitation), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company or any such other person or entity as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Convertible Notes pursuant to the Exchange Offer;

•	any decline in the value thereof up to and including the Expiration Date (and thereafter, to the extent the Holder retains Convertible Notes after the Amendments become effective);

•	the undersigned’s delivery of any Consents pursuant to the Consent Solicitation; or

•	the effectiveness or impact of the Amendments.
Without limiting the generality or effect of the foregoing, upon the exchange of Convertible Notes pursuant to the Exchange Offer, the Company shall obtain all rights relating to the undersigned’s ownership of Convertible Notes (including, without limitation, the right to all interest payable on the Convertible Notes) and any and all claims relating thereto.
Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Convertible Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks or wire transfers for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.
In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Convertible Notes from the names of the Record Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Convertible Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks or wire transfers for payment to be made in respect of the Convertible Notes tendered be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1 and 2)	B. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 2 and 3)
To be completed ONLY if Convertible Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.
Name:
(Please Print)
Address:

   (Zip Code)

(Tax Identification or Social Security Number) (See IRS Form W-9 enclosed separately herewith or appropriate IRS Form W-8, as applicable)
•    Check here to direct a credit of Convertible Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.
Number of Account Party:

To be completed ONLY if checks or wires are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.
Name:
(Please Print)
Address:

   (Zip Code)

(Tax Identification or Social Security
Number) (See IRS Form W-9 enclosed separately herewith or appropriate IRS Form W-8, as applicable)

PLEASE COMPLETE AND SIGN BELOW
(This page is to be completed and signed by all tendering and consenting Holders except Holders executing the tender and consent through DTC’s ATOP system.)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Convertible Notes of the series listed in the box above labeled “Description of Notes” under the column heading “Principal Amount Tendered and as to which Consents are Given” and delivers the related Consents with respect to such principal amount of Convertible Notes (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Convertible Notes described in such box).

Signature(s):
(Must be signed by the Record Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Convertible Notes or, if the Convertible Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Convertible Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:
(REMEMBER TO COMPLETE IRS FORM W-9 ENCLOSED SEPARATELY HEREWITH OR APPROPRIATE IRS FORM W-8, AS APPLICABLE)
MEDALLION SIGNATURE GUARANTEE
(ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:
[Place Seal Here]

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer and Consent Solicitation
1.Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the Record Holder(s) of the Convertible Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Convertible Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Convertible Notes.
If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Convertible Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal or any Convertible Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.
When this Letter of Transmittal is signed by the Record Holders of the Convertible Notes tendered hereby, no endorsements of Convertible Notes or separate instruments of transfer are required unless payment is to be made, or Convertible Notes not exchanged are to be issued, to a person other than the Record Holders, in which case signatures on such Convertible Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
Unless this Letter of Transmittal is signed by the Record Holder(s) of the Convertible Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes), such Convertible Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to consent with respect to such Convertible Notes on behalf of such Record Holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the Record Holder(s) appear on the Convertible Notes (or as the name of such participant appears on a security position listing as the owner of such Convertible Notes); signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
2.Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Convertible Notes tendered hereby are tendered by a Record Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes) that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal. See Instruction 1.
3.Transfer Taxes. Except as set forth in this Instruction 4, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Convertible Notes to it, or to its order, pursuant to the Exchange Offer. If payment is to be made to, or if Convertible Notes not exchanged are to be registered in the name of any persons other than the Record Holders, or if tendered Convertible Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Record Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
4.Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange and Information Agent at its telephone number set forth on the back cover of this Letter of Transmittal.
5.Partial Tenders. The Convertible Notes may be tendered and Consents may be delivered only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted. If less than the entire principal amount of any Note is tendered, the tendering Holder should fill in the principal amount tendered and for which Consents are given in the fourth column of the box entitled “Description of Notes” above. The entire principal amount of Convertible Notes delivered to the Exchange and Information Agent will be deemed to have been tendered and Consents delivered therefor unless otherwise indicated. If the entire principal amount of all Convertible Notes is not tendered, then substitute Convertible Notes for the principal amount of Convertible Notes not exchanged pursuant to the Exchange Offer will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Convertible Notes are accepted for partial tender.
6.Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes for principal amounts not tendered or not accepted for exchange or checks or wire transfers for payment of accrued and unpaid interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Convertible Notes not exchanged will be returned, and checks or wire transfers for payment of accrued and unpaid interest will be sent, to the Holder of the Convertible Notes tendered.
7.Waiver of Conditions. The Company reserves the right, in its sole discretion but subject to the terms and conditions of the Exchange and Consent Agreements, to amend or waive any of the conditions to the Exchange Offer or the Consent Solicitation.
8.IRS Form W-9; IRS Form W-8. Each tendering U.S. Holder (or other payee) is required to provide the Exchange and Information Agent with a correct taxpayer identification number (“TIN”), which is generally the Holder’s social security or federal employer identification number, and with certain other information, on IRS Form W-9, which is enclosed separately herewith, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering Holder (or other payee) to a $100 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding tax (currently at a rate of 28%) on any payment. If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the IRS Form W-9 enclosed separately herewith and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such Holder fails to provide a TIN to the Exchange and Information Agent by the time of payment, the Exchange and Information Agent must backup withhold on payments made to such Holder. A Non-U.S. Holder will be subject to backup withholding unless such Holder provides an applicable IRS Form W-8 certifying its non-U.S. status. The applicable IRS Form W-8 can be obtained from the Exchange and Information Agent.

IMPORTANT TAX INFORMATION
To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of U.S. federal income tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties that may be imposed on the taxpayer under the Internal Revenue Code of 1986, as amended. Each Holder should seek advice based on its particular circumstances from an independent tax advisor.
Under U.S. federal income tax laws, a U.S. Holder whose tendered Convertible Notes are accepted for exchange is required to provide the Exchange and Information Agent (as payer) with such Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9 enclosed separately herewith or otherwise establish a basis for exemption from backup withholding tax (currently at a rate of 28%). Certain Holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt Holders should furnish their TIN and sign, date and return the IRS Form W-9 to the Exchange and Information Agent. See the IRS Form W-9 enclosed separately herewith for additional instructions. If such Holder is an individual, the TIN is generally his social security number. If the Exchange and Information Agent is not provided with the correct TIN, a $100 penalty may be imposed by the IRS, and payments made with respect to Convertible Notes purchased pursuant to the Exchange Offer may be subject to backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange and Information Agent a properly completed IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to that Holder’s foreign status. The applicable IRS Form W-8 can be obtained from the Exchange and Information Agent.
If backup withholding applies, the Exchange and Information Agent is required to backup withhold on any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS. Any portion of the exchange consideration that represents accrued and unpaid interest that is received by a Non-U.S. Holder will be subject to a 30% U.S. federal withholding tax unless the Non-U.S. Holder certifies its non-U.S. status on an applicable IRS Form W-8 and certain other conditions are met. For a detailed discussion of United States federal income tax consequences, see “Material U.S. Federal Income Tax Considerations” in the Prospectus.
Purpose of IRS Form W-9 and IRS Form W-8
To prevent backup withholding on payments made with respect to Convertible Notes exchanged pursuant to the Exchange Offer, a U.S. Holder is required to provide the Exchange Information Agent with either: (i) the Holder’s correct TIN by completing the IRS Form W-9 enclosed separately herewith, certifying that the TIN provided on IRS Form W-9 is correct (or that such Holder is awaiting a TIN), that the Holder is a U.S. person and that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption. A foreign person must complete an appropriate IRS Form W¬8, signed under penalties of perjury, attesting to such Holder’s foreign status, in order to prevent backup withholding on payments made with respect to the Convertible Notes.
If a nonexempt Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN provided on the IRS Form W-9 enclosed separately herewith and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such Holder fails to provide a TIN to the Exchange and Information Agent by the time of payment, the Exchange and Information Agent must backup withhold on the payments made to such Holder.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature _____________________________________    Date ________________, 2013

In order to tender and consent, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Convertible Notes and any other required documents to the Exchange and Information Agent at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The Exchange and Information Agent for the Exchange Offer and Consent Solicitation is:
Global Bondholder Services Corporation
By Mail, By Hand or By Overnight Delivery:
65 Broadway – Suite 404
New York, New York 10006
Attention: Corporate Actions

By Facsimile Transmission: (For Eligible Institutions Only) (212) 430-3775/3779 Attn: Corporate Actions	For Confirmation By Telephone: (212) 430-3774
Banks & Brokers call: (212) 430-3774
Toll-Free: (866) 924-2200
Any questions or requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal or the other offer documents may be directed to the Exchange and Information Agent at its telephone number above.